UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C., 20549

                            Form 8-K

                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 12, 2000


                Commission file number 000-28207

                        TELE SPECIAL.COM
       (Exact name of registrant as specified in charter)


          Nevada                                  88-0441555
     (State of other jurisdiction of            (I.R.S. Employer
     incorporation or organization)            Identification Number)

     1850 E. Flamingo Rd.,
     Las Vegas, NV                                89119
     (Address of Principal Executive Office)      (Zip Code)
                            (702) 866-5803
                    (Registrant's Executive Office Telephone Number)


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Tele Special.Com - Page Two



Item No. 1.    Changes in Control of Registrant.


No events to report


Item No. 2.    Acquisition or Disposition of Assets.


No events to report,

Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


Pursuant to the terms of the Merger Agreement with Tele Special.Com and International Brands, Inc., Tele Special.Com merged into International Brands, Inc. Upon completion of the merger International Brands, Inc. will be the surviving corporation and Tele Special.Com will be dissolved.

Item No. 6.    Resignation of Registrant's Directors.


No events to report.

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  Tele Special.Com. - Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.

Exhibits
1.1  Articles of Merger

                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Tele Special.Com


By: /s/ Anthony DeMint                            Dated:  January 12, 2000
       Anthony DeMint, President


By: /s/ Anthony DeMint                            Dated:     January 12, 2000
       Anthony DeMint, Secretary